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As filed with the Securities and Exchange Commission on June 27, 2007.

Registration No. 333-142673

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 4
to
FORM S-1
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

HEELYS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	3140 (Primary Standard Industrial Classification Code Number)	75-2880496 (I.R.S. Employer Identification Number)

3200 Belmeade Drive, Suite 100
Carrollton, Texas 75006
(214) 390-1831
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Michael G. Staffaroni
Chief Executive Officer and President
3200 Belmeade Drive, Suite 100
Carrollton, Texas 75006
(214) 390-1831
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Robert Sarfatis, Esq. Gardere Wynne Sewell LLP 1601 Elm Street, Suite 3000 Dallas, TX 75201-4761 Phone: (214) 999-4245 Fax: (214) 999-3245	Marc D. Jaffe, Esq. Ian D. Schuman, Esq. Latham & Watkins LLP 53rd at Third 885 Third Avenue New York, New York 10002-4834 Phone: (212) 906-1200 Fax: (212) 751-4864

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box.    ☐

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to such Section 8(a), may determine.

 EXPLANATORY NOTE

        This amendment is being filed solely to file a certain exhibit. No changes have been made to Part I of the Registration Statement or other sections of Part II. Accordingly, they have been omitted.

PART II

Information Not Required in Prospectus

Item 16. Exhibits and Financial Statement Schedules

(a)   Exhibits

        Except as noted, the following exhibits are incorporated by reference or filed herewith. References to the Form S-1 are to the Registrant's Registration Statement on Form S-1 (File No. 333-137046), filed with the Securities and Exchange Commission (SEC) on September 1, 2006. References to Amendment No. 1 to Form S-1 are to Amendment No. 1 to the Form S-1 filed with the SEC on October 4, 2006. References to Amendment No. 2 to Form S-1 are to Amendment No. 2 to the Form S-1 filed with the SEC on October 27, 2006. References to Amendment No. 3 to Form S-1 are to Amendment No. 3 to the Form S-1 filed with the SEC on November 24, 2006.

Exhibit No.	Description
1.1	Form of Underwriting Agreement.
3.1	Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Form S-1).
3.2	By-Laws of the Registrant (incorporated by reference to Exhibit 3.2 to Amendment No. 2 to the Form S-1).
4.1	Form of Registrant's Common Stock certificate (incorporated by reference to Exhibit 4.1 to Amendment No. 3 to the Form S-1).
†5.1	Opinion of Gardere Wynne Sewell LLP.
10.1
Registration Rights Agreement, dated May 26, 2000, among the Registrant, Samuel B. Ligon and Patricia P. Ligon and Capital Southwest Venture Corporation (incorporated by reference to Exhibit 10.1 to the Form S-1).
10.2	Manufacturing Agreement, dated March 8, 2001, between Bu Kyung Industrial and Heeling Sports Limited (incorporated by reference to Exhibit 10.2 to the Form S-1).
10.3	Consulting Agreement, dated September 30, 2006, between Boss Technical Services and Heeling Sports Limited (incorporated by reference to Exhibit 10.3 to Amendment No. 2 to the Form S-1).
10.4
Credit Agreement, dated August 20, 2004, as amended by an Amendment to Credit Agreement, dated June 15, 2006, and an Amendment to Credit Agreement, dated August 25, 2006, between Heeling Sports Limited and JPMorgan Chase Bank, N.A (incorporated by reference to Exhibit 10.4 to the Form S-1), and Amendment to Credit Agreement, dated February 7, 2007 by and between JPMorgan Chase Bank, N.A. and Heeling Sports Limited (incorporated by reference to Exhibit 10.1 of the Registrant's Current Report on Form 8-K filed on February 13, 2007).

10.5
Lease Agreement, dated November 4, 2004, between CP Commercial Properties — XIX, Inc. and Heeling Sports, Limited, as amended by the First Amendment to Lease Agreement, dated February 27, 2006, for 3200 Belmeade, Suite 100, Carrollton, Texas (incorporated by reference to Exhibit 10.5 to the Form S-1).
10.6	Stock Purchase Agreement, dated as of April 28, 2006, by and between the Registrant and Richard E. Middlekauff (incorporated by reference to Exhibit 10.7 to the Form S-1).
10.7	Stock Purchase Agreement, dated as of May 19, 2006, by and between the Registrant and Roger R. Adams (incorporated by reference to Exhibit 10.8 to the Form S-1).
10.8	Letter Agreement, dated June 28, 2006, by and between Richard E. Middlekauff and Roger R. Adams, and approved by the Registrant (incorporated by reference to Exhibit 10.9 to the Form S-1).
10.9
Amended and Restated Employment Agreement, dated as of September 18, 2006, between Michael G. Staffaroni and Heeling Sports Limited (incorporated by reference to Exhibit 10.10 to Amendment No. 2 to the Form S-1).
10.10
Amended and Restated Employment Agreement, dated as of November 16, 2006, between Michael W. Hessong and Heeling Sports Limited (incorporated by reference to Exhibit 10.11 to Amendment No. 3 to the Form S-1).
10.11
Amended and Restated Employment Agreement, dated as of September 18, 2006, between Charles D. Beery and Heeling Sports Limited (incorporated by reference to Exhibit 10.12 to Amendment No. 2 to the Form S-1).
10.12
Amended and Restated Employment Agreement, dated as of November 16, 2006, between Roger R. Adams and Heeling Sports Limited (incorporated by reference to Exhibit 10.13 to Amendment No. 3 to the Form S-1).
10.13	Employment Agreement, dated as of September 18, 2006, between Patrick F. Hamner and Heeling Sports Limited (incorporated by reference to Exhibit 10.14 to Amendment No. 2 to the Form S-1).
10.14
Waiver and Agreement, dated September 14, 2006, among the Registrant, Roger R. Adams, Richard E. Middlekauff, Robert J. Ward, CYPO, Inc., Heeling Holding Corporation, Heeling Management Corporation, Samuel B. Ligon and Patricia P. Ligon and Capital Southwest Venture Corporation (incorporated by reference to Exhibit 10.15 to Amendment No. 3 to the Form S-1).
10.15
2006 Stock Incentive Plan, as amended by Amendment to Heeling, Inc. 2006 Stock Incentive Plan and form of Stock Option Agreement thereunder (incorporated by reference to Exhibit 10.16 to the Form S-1).
10.16	Heeling Sports Limited 2006 Bonus Plan (incorporated by reference to Exhibit 10.17 to the Form S-1).
10.17	Form of Indemnification Agreement entered into by the Registrant with each of its directors and executive officers (incorporated by reference to Exhibit 10.18 to the Form S-1).

10.18
Intellectual Property Exclusive License Agreement, dated and effective as of September 23, 2002, between Heeling Sports Limited and Curtis Holdings, LLC; Intellectual Property Purchase Agreement, dated September 23, 2002, between Heeling Sports Limited and Curtis Holdings, LLC, and Letter Agreement, dated January 5, 2006, between Heeling Sports Limited and Curtis Holdings, LLC (incorporated by reference to Exhibit 10.19 to Amendment No. 1 to the Form S-1).
10.19
Investor Rights Agreement, dated as of May 24, 2000, among the Registrant, Roger R. Adams, Richard E. Middlekauff, Robert J. Ward, Cypo, Inc., Heeling Holding Corporation, Heeling Management Corp., Samuel P. Ligon and Patricia P. Ligon and Capital Southwest Venture Corporation (incorporated by reference to Exhibit 10.20 to Amendment No. 2 to the Form S-1).
10.20	Stockholder Agreement, dated as of May 24, 2000, between Roger R. Adams and Robert J. Ward (incorporated by reference to Exhibit 10.21 to Amendment No. 2 to the Form S-1).
10.21	Agreement, dated November 17, 2006, between Roger R. Adams and Robert J. Ward (incorporated by reference to Exhibit 10.22 to Amendment No. 3 to the Form S-1).
10.22	Heelys, Inc. Annual Incentive Plan (incorporated by reference to Exhibit 10.1 of the Registrant's Current Report on Form 8-K/A filed on June 1, 2007).
10.23
First Amendment to the Amended and Restated Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of April 11, 2007, between Michael G. Staffaroni and Heelys, Inc. (incorporated by reference to Exhibit 10.2 of the Registrant's Current Report on Form 8-K filed on April 17, 2007).
10.24
First Amendment to the Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of April 11, 2007, between Patrick F. Hamner and Heelys, Inc. (incorporated by reference to Exhibit 10.3 of the Registrant's Current Report on Form 8-K filed on April 17, 2007).
10.25
First Amendment to the Amended and Restated Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of April 11, 2007, between Michael W. Hessong and Heelys, Inc. (incorporated by reference to Exhibit 10.4 of the Registrant's Current Report on Form 8-K filed on April 17, 2007).
10.26
First Amendment to the Amended and Restated Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of April 11, 2007, between Charles D. Beery and Heelys, Inc. (incorporated by reference to Exhibit 10.5 of the Registrant's Current Report on Form 8-K filed on April 17, 2007).
21.1	List of subsidiaries of the Registrant (incorporated by reference to Exhibit 21.1 to the Form S-1).
23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm.
23.2	Consent of Gardere Wynne Sewell LLP (included in Exhibit 5.1).
†24.1	Powers of Attorney (included with signature page).

*
To be filed by amendment.

†
Previously filed.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on June 27, 2007.

HEELYS, INC.
By:	/s/ MICHAEL G. STAFFARONI Michael G. Staffaroni Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ MICHAEL G. STAFFARONI Michael G. Staffaroni	Chief Executive Officer, President and Director (Principal Executive Officer)	June 27, 2007
* Michael W. Hessong	Vice President — Finance, Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)	June 27, 2007
* Patrick F. Hamner	Chairman of the Board	June 27, 2007
* Roger R. Adams	Director	June 27, 2007
* Richard E. Middlekauff	Director	June 27, 2007
* Samuel B. Ligon	Director	June 27, 2007
* James T. Kindley	Director	June 27, 2007
* Jeffrey G. Peterson	Director	June 27, 2007
*By	/s/ MICHAEL G. STAFFARONI Michael G. Staffaroni Attorney-in-fact

INDEX TO EXHIBITS

        Except as noted, the following exhibits are incorporated by reference or filed herewith. References to the Form S-1 are to the Registrant's Registration Statement on Form S-1 (File No. 333-137046), filed with the Securities and Exchange Commission (SEC) on September 1, 2006. References to Amendment No. 1 to Form S-1 are to Amendment No. 1 to the Form S-1 filed with the SEC on October 4, 2006. References to Amendment No. 2 to Form S-1 are to Amendment No. 2 to the Form S-1 filed with the SEC on October 27, 2006. References to Amendment No. 3 to Form S-1 are to Amendment No. 3 to the Form S-1 filed with the SEC on November 24, 2006.

Exhibit No.	Description
1.1	Form of Underwriting Agreement.
3.1	Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Form S-1).
3.2	By-Laws of the Registrant (incorporated by reference to Exhibit 3.2 to Amendment No. 2 to the Form S-1).
4.1	Form of Registrant's Common Stock certificate (incorporated by reference to Exhibit 4.1 to Amendment No. 3 to the Form S-1).
†5.1	Opinion of Gardere Wynne Sewell LLP.
10.1
Registration Rights Agreement, dated May 26, 2000, among the Registrant, Samuel B. Ligon and Patricia P. Ligon and Capital Southwest Venture Corporation (incorporated by reference to Exhibit 10.1 to the Form S-1).
10.2	Manufacturing Agreement, dated March 8, 2001, between Bu Kyung Industrial and Heeling Sports Limited (incorporated by reference to Exhibit 10.2 to the Form S-1).
10.3	Consulting Agreement, dated September 30, 2006, between Boss Technical Services and Heeling Sports Limited (incorporated by reference to Exhibit 10.3 to Amendment No. 2 to the Form S-1).
10.4
Credit Agreement, dated August 20, 2004, as amended by an Amendment to Credit Agreement, dated June 15, 2006, and an Amendment to Credit Agreement, dated August 25, 2006, between Heeling Sports Limited and JPMorgan Chase Bank, N.A (incorporated by reference to Exhibit 10.4 to the Form S-1), and Amendment to Credit Agreement, dated February 7, 2007 by and between JPMorgan Chase Bank, N.A. and Heeling Sports Limited (incorporated by reference to Exhibit 10.1 of the Registrant's Current Report on Form 8-K filed on February 13, 2007).
10.5
Lease Agreement, dated November 4, 2004, between CP Commercial Properties — XIX, Inc. and Heeling Sports, Limited, as amended by the First Amendment to Lease Agreement, dated February 27, 2006, for 3200 Belmeade, Suite 100, Carrollton, Texas (incorporated by reference to Exhibit 10.5 to the Form S-1).
10.6	Stock Purchase Agreement, dated as of April 28, 2006, by and between the Registrant and Richard E. Middlekauff (incorporated by reference to Exhibit 10.7 to the Form S-1).
10.7	Stock Purchase Agreement, dated as of May 19, 2006, by and between the Registrant and Roger R. Adams (incorporated by reference to Exhibit 10.8 to the Form S-1).
10.8	Letter Agreement, dated June 28, 2006, by and between Richard E. Middlekauff and Roger R. Adams, and approved by the Registrant (incorporated by reference to Exhibit 10.9 to the Form S-1).

10.9
Amended and Restated Employment Agreement, dated as of September 18, 2006, between Michael G. Staffaroni and Heeling Sports Limited (incorporated by reference to Exhibit 10.10 to Amendment No. 2 to the Form S-1).
10.10
Amended and Restated Employment Agreement, dated as of November 16, 2006, between Michael W. Hessong and Heeling Sports Limited (incorporated by reference to Exhibit 10.11 to Amendment No. 3 to the Form S-1).
10.11
Amended and Restated Employment Agreement, dated as of September 18, 2006, between Charles D. Beery and Heeling Sports Limited (incorporated by reference to Exhibit 10.12 to Amendment No. 2 to the Form S-1).
10.12
Amended and Restated Employment Agreement, dated as of November 16, 2006, between Roger R. Adams and Heeling Sports Limited (incorporated by reference to Exhibit 10.13 to Amendment No. 3 to the Form S-1).
10.13	Employment Agreement, dated as of September 18, 2006, between Patrick F. Hamner and Heeling Sports Limited (incorporated by reference to Exhibit 10.14 to Amendment No. 2 to the Form S-1).
10.14
Waiver and Agreement, dated September 14, 2006, among the Registrant, Roger R. Adams, Richard E. Middlekauff, Robert J. Ward, CYPO, Inc., Heeling Holding Corporation, Heeling Management Corporation, Samuel B. Ligon and Patricia P. Ligon and Capital Southwest Venture Corporation (incorporated by reference to Exhibit 10.15 to Amendment No. 3 to the Form S-1).
10.15
2006 Stock Incentive Plan, as amended by Amendment to Heeling, Inc. 2006 Stock Incentive Plan and form of Stock Option Agreement thereunder (incorporated by reference to Exhibit 10.16 to the Form S-1).
10.16	Heeling Sports Limited 2006 Bonus Plan (incorporated by reference to Exhibit 10.17 to the Form S-1).
10.17	Form of Indemnification Agreement entered into by the Registrant with each of its directors and executive officers (incorporated by reference to Exhibit 10.18 to the Form S-1).
10.18
Intellectual Property Exclusive License Agreement, dated and effective as of September 23, 2002, between Heeling Sports Limited and Curtis Holdings, LLC; Intellectual Property Purchase Agreement, dated September 23, 2002, between Heeling Sports Limited and Curtis Holdings, LLC, and Letter Agreement, dated January 5, 2006, between Heeling Sports Limited and Curtis Holdings, LLC (incorporated by reference to Exhibit 10.19 to Amendment No. 1 to the Form S-1).
10.19
Investor Rights Agreement, dated as of May 24, 2000, among the Registrant, Roger R. Adams, Richard E. Middlekauff, Robert J. Ward, Cypo, Inc., Heeling Holding Corporation, Heeling Management Corp., Samuel P. Ligon and Patricia P. Ligon and Capital Southwest Venture Corporation (incorporated by reference to Exhibit 10.20 to Amendment No. 2 to the Form S-1).
10.20	Stockholder Agreement, dated as of May 24, 2000, between Roger R. Adams and Robert J. Ward (incorporated by reference to Exhibit 10.21 to Amendment No. 2 to the Form S-1).
10.21	Agreement, dated November 17, 2006, between Roger R. Adams and Robert J. Ward (incorporated by reference to Exhibit 10.22 to Amendment No. 3 to the Form S-1).

10.22	Heelys, Inc. Annual Incentive Plan (incorporated by reference to Exhibit 10.1 of the Registrant's Current Report on Form 8-K/A filed on June 1, 2007).
10.23
First Amendment to the Amended and Restated Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of April 11, 2007, between Michael G. Staffaroni and Heelys, Inc. (incorporated by reference to Exhibit 10.2 of the Registrant's Current Report on Form 8-K filed on April 17, 2007).
10.24
First Amendment to the Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of April 11, 2007, between Patrick F. Hamner and Heelys, Inc. (incorporated by reference to Exhibit 10.3 of the Registrant's Current Report on Form 8-K filed on April 17, 2007).
10.25
First Amendment to the Amended and Restated Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of April 11, 2007, between Michael W. Hessong and Heelys, Inc. (incorporated by reference to Exhibit 10.4 of the Registrant's Current Report on Form 8-K filed on April 17, 2007).
10.26
First Amendment to the Amended and Restated Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of April 11, 2007, between Charles D. Beery and Heelys, Inc. (incorporated by reference to Exhibit 10.5 of the Registrant's Current Report on Form 8-K filed on April 17, 2007).
21.1	List of subsidiaries of the Registrant (incorporated by reference to Exhibit 21.1 to the Form S-1).
23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm.
23.2	Consent of Gardere Wynne Sewell LLP (included in Exhibit 5.1).
†24.1	Powers of Attorney (included with signature page).

*
To be filed by amendment.

†
Previously filed.

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EXPLANATORY NOTE
PART II Information Not Required in Prospectus
  Item 16. Exhibits and Financial Statement Schedules
SIGNATURES
INDEX TO EXHIBITS